UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2019 (February 4, 2019)

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on February 1, 2019, Alliance MMA, Inc. (now known as SCWorx Corp.) (the “Company”) completed the acquisition of SCWorx Corp. in a stock-for-stock exchange transaction pursuant to that certain share exchange agreement, dated as of August 20, 2018, by and among the Company, SCWorx and the stockholders of SCWorx, as amended by Amendment No. 1 thereto (the “Share Exchange Agreement” or “SEA”).

Upon completion of the acquisition, the following persons, designated by SCWorx Corp. pursuant to the SEA, were the directors and officers of the Company:

•	Marc S. Schessel, CEO and Director (and now Chairman)
•	John Price, Chief Financial Officer, Treasurer and Secretary
•	Robert Christie, Director
•	Francis Knuettel II, Director
•	Charles K. Miller, Director
•	Ira Eliot Ritter, Director

At the time of their respective appointments, the compensation of the officers and directors of the Company had not been agreed upon. On February 13, 2019, the Company’s Compensation Committee recommended and its Board of Directors approved the compensation of the Company’s officers and directors as described below. The Company’s common stock closed at $6.49 per share on February 13, 2019, the grant date for all equity awards reported in this Current Report.

In making all equity awards subject to vesting, including performance-based vesting, the Compensation Committee endeavored to structure management’s equity awards so as to align management’s interests with the stockholders’ interest in long term value creation.

Officer Compensation	Marc S. Schessel, CEO	John Price, CFO	Vesting
Annual Cash Compensation	$400,000	$250,000
Restricted Stock Units	75,000 RSU	250,000 RSU	Quarterly over 3 years, commencing August 15, 2019
Restricted Stock Units	25,000 RSU	37,500 RSU	Vests if the Company realizes $10M in new revenue on or before August 15, 2020
Restricted Stock Units	25,000 RSU	37,500 RSU	Vests if Company’s common stock price remains at or above $20 per share on a volume weighted average basis (“VWAP”) for 15 consecutive trading days
Restricted Stock Units	25,000 RSU	75,000 RSU	Vest if the Company’s common stock price remains at or above $40 per share on a VWAP basis for 15 consecutive trading days

The Board of Directors also approved the form of employment agreement for each of Messrs. Schessel and Price.

Director Compensation	Robert Christie	Francis Knuettel II	Charles Miller	Ira Ritter	Marc Schessel
Annual Cash Compensation	N/A	N/A	N/A	N/A	N/A
Stock Options (1)	13,393	13,393	13,393	13,393	N/A

(1)	These options vest in 4 quarterly installments commencing ninety days after the grant date, have an exercise price of $6.49 per share and a term of 10 years.

******************

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCWorx Corp.

	By:	/s/ John Price
John Price
Chief Financial Officer

Dated: February 20, 2019